                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-24650, No. 33-61914, No. 33-53291, No. 33-53951,
No. 33-55305 and No. 33-55991) and on Form S-3 (No. 33-53575) of Spelling
Entertainment Group Inc. of our report dated February 17, 1995 appearing on page 28 of this Form 10-K.



                                        PRICE WATERHOUSE LLP

Los Angeles, California
March 27, 1995